SUMMARY PROSPECTUS

May 31, 2023

ROC ETF

Ticker Symbol: ROCI

Listed on CBOE BZX Exchange, Inc.

Before you invest, you may want to review the statutory prospectus (the “Prospectus”), which contains more information about the ROC ETF (the “Fund”) and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund, including the Fund’s Statement of Additional Information, online at www.ROCETF.com. You can also get this information at no cost by calling 215-882-9983. The current Prospectus and Statement of Additional Information dated May 31, 2023 are incorporated by reference into this Summary Prospectus.

ROC ETF

Fund Summary

Investment Objective

ROC ETF (the “Fund”) seeks capital appreciation.

Fees And Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee[1]	0.49%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.49%

[1]	The Fund’s investment advisory agreement provides that the adviser will pay substantially all expenses of the Fund, except for the fee payment under the Fund’s Investment Advisory Agreement, payments under the Fund’s Rule 12b-1 Distribution and Service Plan, brokerage expenses, acquired fund fees and expenses, taxes, interest (including borrowing costs), litigation expense and other non-routine or extraordinary expenses. Additionally, the Fund shall be responsible for its non-operating expenses and fees and expenses associated with the Fund’s securities lending program, if applicable.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:	Five Years:	10 Years
$50	$157	$274	$616

Portfolio Turnover

The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal period from March 24, 2022 (commencement of Fund operations), through January 31, 2023, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is an actively-managed exchange-traded fund (ETF) that will invest its assets in U.S.-listed equity securities of companies that, in the assessment of the Sub-Adviser (ROC Investments, LLC), are led by high-character Chief Executive Officers (CEOs).

CEOs are highest-ranking executives in a company, whose responsibilities include making major corporate decisions, managing the overall operations and resources of a company, and acting as the main point of communication between the board of directors and company operations. CEOs are often the public face of their companies. The primary responsibility of a CEO is to maximize the company’s shareholder wealth. CEOs are also responsible for successfully navigating the interests of many groups, including shareholders, customers, employees, and different corporate divisions. Due to the significance of CEO responsibilities, the Sub-Adviser believes that CEO character can positively affect their company’s return on assets and workforce engagement while reducing overall business risk.

The Sub-Adviser relies on the following multi-step process:

Integrity Scoring

The Sub-Adviser begins by analyzing an initial universe of companies that includes approximately the largest 1,000 U.S. companies (as measured by market capitalization). The Sub-Adviser assigns each company a score based on each CEO’s perceived integrity (the “Integrity Score”). The Sub-Adviser derives Integrity Scores by assessing shareholder letters and management discussion and analysis sections from public shareholder reports (“Disclosure Materials”). The Sub-Adviser analyzes the Disclosure Materials using proprietary algorithms, which assess, among other factors, syntax, word counts, and grammar patterns. The Sub-Adviser then aggregates the analysis to identify Disclosure Materials with higher levels of transparency based on the analysis above. The Sub-Adviser believes greater levels of transparency in shareholder communications is generally commensurate with higher CEO character and integrity. The Sub-Adviser then ranks the companies based on the proprietary analysis to identify the companies with the greatest potential for high CEO character. In general, the highest scoring 150-250 names will be selected during this process.

The proprietary algorithms assess each company using a disciplined, standardized approach, and are not adjusted based on any company specific factors (e.g., CEO tenure or business complexity). Companies are included for further consideration only if the analysis of Disclosure Materials has statistically significant results (i.e., the results are not explainable by chance alone) results.

Supplemental Assessments

The Sub-Adviser then conducts supplemental assessments. Behavioral assessments are performed when relevant information is available to the Sub-adviser. Controversy assessments are conducted on all potential companies. In addition, Controversy assessments are made on an ongoing basis.

●	Behavioral Assessment

For a small subset of companies (approximately ten percent), the Sub-Adviser then refines CEO Integrity Scores based on behavioral assessments. That is, the Sub-Adviser seeks to conduct direct, behavioral interviews (described below) with a CEO’s close professional colleagues, third-party analysts, and other personnel that the Sub-Adviser believes possess a vantage point to evaluate a particular CEO’s character. Behavioral interviews are designed to evaluate how the CEO responded in specific situations, which is then used to extrapolate how the CEO may perform in the future.

The Sub-Adviser may also evaluate third-party sources that provide similar information (e.g., biographies written about the CEO, interview transcripts, company surveys, media appearances, etc.). In addition, the Sub-Adviser may evaluate other data sources that include broader, senior leadership team data. However, the Sub-Adviser provides more weight to data that is related specifically to a particular CEO and when data is available, includes a weighted value for the senior leadership as a whole.

Due to the logistical hurdles required to obtain the data contemplated by this Step, the Sub-Adviser may continue to utilize existing behavioral assessment data for several years. However, the Sub-Adviser typically provides less weight to old assessments.

●	Controversy Assessment

On an ongoing basis, the Sub-Adviser monitors CEOs within the initial universe to assess each company’s then-current controversies, if any, especially as they relate to a CEO’s character. For example, if a CEO has been credibly accused of fraudulent activity, that CEO would be deemed “high risk,” and that CEO’s Integrity Score would be lowered significantly. Candidate companies led by CEOs assessed as high risk would be excluded from consideration for addition to the Fund’s portfolio. If Fund’s portfolio includes a company whose CEO thereafter is assessed as high risk, that company’s security will generally be sold. However, if the Fund retains the holding, the Sub-Adviser will subject that holding to elevated monitoring and possibly seek direct engagement with the company.

Composite Character Scoring

The Sub-Adviser uses a complex statistical analysis methodology to weight each CEO’s Integrity Scoring and Supplemental Assessment score. Using that statistical methodology, each CEO from the initial universe is assigned a Composite Character Score. Thereafter, the Sub-Adviser analyzes the Composite Character Score holistically, reviewing available inputs, the recency of available data, the trends of the data (e.g., is a CEO’s score improving or declining?), and other factors that the Sub-Adviser deems appropriate. The Sub-Adviser may modify a CEO’s Composite Character Score based on the foregoing process. The top 75 to 150 companies, as measured by CEOs with the highest Composite Character Scores, are then included in the Fund’s portfolio.

Fund Portfolio Construction

As noted above, the top 75 to 150 companies with CEOs that have the highest Composite Character Scores are included in the Fund’s portfolio. Generally, on a quarterly basis, the Sub-Adviser will reallocate the weightings of the Fund’s portfolio holdings based on their general corporate attributes (e.g., market capitalization, sector (like health care, consumer discretionary)) so that the composition of the Fund’s overall portfolio is roughly consistent with that of a Sub-Adviser-selected traditional, broad-based U.S. securities index. As a result, the Fund’s portfolio holdings will likely have significant weightings in several economic sectors, including information technology, healthcare, consumer discretionary, finance, and communication. As of January 31, 2023, the Fund had significant exposure to the following sectors, information technology (26.1%), healthcare (14.4%), consumer discretionary (11.3%) and finance (11.1%).

On an annual basis, the Sub-Adviser will conduct a complete reevaluation of the Fund’s portfolio using the multi-step process described above. In addition, the Sub-Adviser may recommend that the Fund sell a particular position when (i) a CEO of company held by the Fund announces that they will exit their company, (ii) a particular CEO’s behavior results in a high risk assessment, or (iii) a quarterly reallocation removes a company to maintain the Fund’s broader weighting composition profile (as described in the paragraph above).

Because high-character CEOs tend to remain high-character and tend to stay at a single company for substantial periods, the Fund’s portfolio turnover level is expected to be modest to low.

Character science is a nascent area of research. Therefore, the Sub-Adviser expects to continue to refine its proprietary methods over time.

Principal Risks

An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. More complete risk descriptions are set forth below under the heading “Additional Information About the Fund’s Risks.”

Investment Risk. When you sell your Shares of the Fund, they could be worth less than what you paid for them. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.

Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

Models and Data Risk. The Sub-Adviser relies heavily on a proprietary statistical selection model as well as data and information supplied by third parties that are utilized by such model. To the extent the model does not perform as designed or as intended, the Fund’s strategy may not be successfully implemented and the Fund may lose value. If the model or data are incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities that would have been excluded or included had the model or data been correct and complete. Similarly, if data is unavailable (such as a third-party behavioral interview) may lead to the inclusion or exclusion of securities that would have been excluded or included had the data been available.

The effectiveness of the Sub-Adviser’s integrity model could be compromised due to a variety of factors. For example, CEOs that receive language coaching or use outsourced communications could cause the model to score a particular CEO more highly than it otherwise would, which may lead to suboptimal results, and negatively impact the Fund’s performance. In addition, the model has not been validated with respect to non-standard language patterns, such as non-native English speakers or cultural language differences.

Linguistic Analysis Risk. The Sub-Adviser relies upon linguistic analytics to inform its investment decisions. The application of linguistic analytics in finance is in a nascent stage of development. There is a risk that Sub-Adviser’s conclusions from its analysis of the data may be incorrect. In that case, the Fund’s portfolio may include companies with CEOs that lack the traits the Sub-Adviser seeks to capture or exclude companies with high-integrity CEOs. As a result, the Fund’s performance may be adversely affected.

Large-Capitalization Companies Risk. Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Mid-Capitalization Companies Risk. Investing in securities of medium-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. Often medium-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Character Scoring Consideration Risk. Applying character scores to the investment process may exclude securities of certain issuers for non-investment reasons and therefore the Fund may forgo some market opportunities available to funds that do not use these criteria. As a result, at times, the Fund may underperform funds that are not subject to similar investment considerations. In addition, firms led by high character CEOs can perform poorly and corporate misconduct by the firm’s management team and employees can occur.

Behavioral Assessment Access Risk. The Sub-Adviser can provide behavioral assessment scoring only if individuals with reasonable work or personal relationships with a CEO make themselves available for a behavioral assessment interview. Due to the Sub-Adviser’s limited personnel resources and the limited availability of individuals with reasonable work or personal relationships with a CEO, behavioral assessments will be conducted only for a small fraction of the CEOs in the universe. As a result, the potential benefits of behavioral assessment scoring on the Fund’s portfolio will be limited.

Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s or Sub-Adviser’s success or failure to implement investment strategies for the Fund. In addition, the Fund’s investment strategy is based on the Sub-Adviser’s belief that companies with high-character CEOs will have higher stock prices over the long term than other companies. That thesis is relatively new and untested (against corporate scandals, returns, or otherwise), and may underperform other investment strategies.

Sector Risks. The Fund will be subject to economic sector risks. Those risks may be material and the risks differ for each of the various sectors. An overview of some of the sector risks is under the heading - Additional Information about the Fund’s Risks.

ETF Risks.

●	Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

●	Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on CBOE BZX Exchange, Inc. (the “Exchange”) or other securities exchanges. The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares.

●	Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.

●	Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of the Fund’s Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be significantly less liquid than the Fund’s Shares, potentially causing the market price of the Fund’s Shares to deviate from its NAV.

Geopolitical/Natural Disaster Risks. The Fund’s investments are subject to geopolitical and natural disaster risks, such as war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters, epidemics and/or pandemics, which may add to instability in world economies and volatility in markets. The impact may be short-term or may last for extended periods.

PERFORMANCE

Performance information is not provided below because the Fund has not yet been in operation for one full calendar year. When provided, the information will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future. Updated Performance information will be available on the Fund’s website at www.ROCETF.com or by calling the fund at (215) 882-9983.

Investment Adviser & Investment Sub-Adviser

Investment Adviser:	Empowered Funds, LLC dba EA Advisers (“Adviser”)
Investment Sub-Adviser:	ROC Investments, LLC (“Sub-Adviser”)

Portfolio Managers

Mr. Daniel Cooper is the Sub-Adviser’s Portfolio Manager, who, since the Fund’s inception in 2022, is jointly and primarily responsible for the day-to-day management of the Fund.

Mr. Cooper provides his recommendations to Messrs. Richard Shaner and Wm. Joshua Russell, Portfolio Managers of the Adviser. Mr. Shaner has been primarily and jointly responsible for the day-to-day management of the Fund since its inception in 2022. Mr. Russell has been primarily and jointly responsible for the day-to-day management of the Fund since January 2023.

Summary Information about Purchases, Sales, Taxes, and Financial Intermediary Compensation

Purchase And Sale Of Fund Shares

The Fund issues and redeems Shares on a continuous basis only in large blocks of Shares, typically 10,000 Shares, called “Creation Units,” and only APs (typically, broker-dealers) may purchase or redeem Creation Units. Creation Units generally are issued and redeemed ‘in-kind’ for securities and partially in cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Once created, individual Shares generally trade in the secondary market at market prices that change throughout the day. Market prices of Shares may be greater or less than their NAV. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is in an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to federal income tax. You should consult your tax advisor about your specific tax situation.

Purchases Through Broker-Dealers And Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.